CONFIDENTIAL TREATMENT REQUESTED

Redacted Portions are indicated by [****]

TERM SHEET FOR LICENSE AGREEMENT (Term Sheet)

This Term Sheet is not a binding contract between the parties, but it shall be kept confidential.

The Term Sheet is the initial basis for an offer to license the intellectual property rights specified below, and sets forth the primary licensing terms as agreed upon by the undersigned parties, to be codified in a license agreement which is to be negotiated in full between the parties.

Subject	Terms

Licensor	Inven2 AS (lnven2) on behalf of the University of Oslo (UiO) and Oslo University Hospital HF (OUS)

Licensee	Atossa Genetics, Inc

Contact name(s) and information	Steven Quay, CEO and President, Atossa Genetics, Inc. 4105 E Madison St, Suite 320, Seattle, WA 98112 T: 206.325.6086.

Object of license	IPR including know how related to DOFI B-11035 "Combining Gene Signatures Improves Prediction of Breast Cancer Survival" as well as patent/patent application(s) to be filed to protect this IPR.

Ownership to patent application(s) to be licensed	UiO/OUS. Inven2 is empowered to administer UiO's/OUS' intellectual property rights, including entering into license agreements

Patent filing, prosecution and defense

At national/regional filing, Inven2 will file the patent application in the following countries: USA. Licensee may ask Inven2 to file in additional countries regions at Licensee's cost.

Licensee may choose to exclude certain countries from the license agreement.

Patent defense: Licensee has first right but no obligation. Inven2 gets the right to defend the patent rights if Licensee does not exercise its first right.

Publication	Licensor has the right to publish, and use in teaching and for research purposes, the research results covered in the license agreement

Type of license granted	EXCLUSIVE

Geographical scope for License	Worldwide

Right to transfer entire license agreement	Yes.

Field of use	Breast cancer and precancerous breast lesions.

Responsible for product development, introduction on the market, advertisement	Licensee

Signing fee and patent costs reimbursement	USD [****]; payment due within 60 days after signing of license agreement. All current and future patent costs will be paid by Licensee in countries chosen by Licensee.

Payments when reaching certain development steps (milestone payments)	Upon market entry in the first country USD [****] Upon selling the 500th test/sample in each country USD 15,000 Milestone payments are due within 60 days after achieving the milestone.

Royalties from Licensee	[****] on net income with a minimum of USD [****] per test/sample. Royalties are to be paid 31 of January each year, semi-annual reports of status

Minimum annual royalty	[****]

IN WITNESS THEREOF,

/s/ Steven Quay	/s/ Jostein Chr Dalland

Atossa Genetics, Inc.	Inven2 AS

Name: Steven Quay	Name: Jostein Chr Dalland

Title: CEO	Title: CEO

Date: 06.20.2011	Dated: 17/6 ‘11

TERM SHEET FOR LICENSE OPTION AGREEMENT (Term Sheet)

This Term Sheet is a non-binding contract between the parties.

The Term Sheet is the initial basis for a license the intellectual property rights specified below, and sets forth the primary licensing terms as agreed upon by the undersigned parties, to be codified in a license agreement which is to be negotiated in full between the parties.

Subject	Terms

Licensor	Inven2 AS (Inven2) on behalf of the University of Oslo (UiO) and Oslo University Hospital HF (OUS)

Licensee	Atossa Genetics, Inc.

Contact name(s) and information	Steven Quay, CEO and President, Atossa Genetics, Inc. 4105 E Madison St, Suite 320, Seattle, WA 98112 T: 206.325.6086.

Option IPR	IPR related to possible breast cancer and precancerous breast lesions resulting from the research by Professor Anne-Lise Børresen-Dale at OUS and Professor Ole Christian Lingjaerde at UiO within the Option Period.

Option To License

Licensee is granted a **** exclusive negotiation period starting from Licensor's decision to commercialize Option IPR.

The Option To Licence is limited to Option IPR reported to Licensor as a Disclosure of Invention (DOFI) within **** after the end of the Option Period where Professor Anne-Lise Børresen-Dale and/or Professor Ole Christian Lingjaerde minimum has 50% inventorship.

Licensor will notify Licensee about its decision to commercialize. Upon receiving the notification Licensee must within **** notify Licensor in writing if Licensee wants to the exercise its right to enter exclusive negotiations.

Ownership to IPR to be licensed	UiO/OUS. Inven2 is empowered to administer UiO's/OUS' intellectual property rights, including entering into license agreements

Option Period	From the signature date of the license option agreement until ****.

Publication	Licensor has the right to publish, and use in teaching and for research purposes, the research results covered in the license agreement.

Payments	1. ****; payment due within 60 days after signing the license option agreement. 2. ****, payment due within ****.

IN WITNESS THEREOF,

Atossa Genetics, Inc.	Inven2 AS

Name: Steven Quay	Name: Olay Steinnes

Title: /s/ Steven Quay	Title: Acting CEO

Date: 02.15.2012	Dated: /s/ Olay Steinnes_14/2-12